EXHIBIT 10.36
EXECUTION VERSION
FIRST AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER CREDIT DOCUMENTS
(Wachovia/Arbor)
     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER CREDIT DOCUMENTS, dated as of December 16, 2009 (this “Amendment No. 1”), is entered into by and among ARBOR REALTY FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Arbor Realty Funding”), as a borrower, ARSR TAHOE, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “ARSR Tahoe”), as a borrower, ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and permitted assigns, “Arbor Realty”), as a borrower, ART 450 LLC, a Delaware limited liability company (together with its successors and permitted assigns, “ART 450”), as a borrower, ARBOR REALTY SR, INC., a Maryland corporation (together with its successors and permitted assigns, “ARSR”), as a borrower, ARBOR ESH II LLC (together with its successors and permitted assigns, “Arbor ESH” and, together with Arbor Realty Funding, ARSR Tahoe, Arbor Realty and ARSR, each individually referred to herein as a “Borrower” and collectively referred to herein as the “Borrowers”), as a borrower, ARBOR REALTY TRUST, INC., a Maryland corporation (together with its successors and permitted assigns, “ART”), as a guarantor, Arbor Realty, as a guarantor, ARSR, as a guarantor (ARSR, together with ART and Arbor Realty, the “Guarantors”), the several banks and other financial institutions party to the Credit Agreement (each, together with its successors and assigns, a “Lender” and, collectively, the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), and consented to by ARSR, as the pledgor (together with its successors and permitted assigns, the “Pledgor”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below and as amended hereby).
R E C I T A L S
     WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of July 23, 2009 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including by this Amendment No. 1, the “Credit Agreement”);
     WHEREAS, the Borrowers and the Guarantors desire to make certain modifications to the Credit Agreement and the other Credit Documents;
     WHEREAS, the Administrative Agent and the Lenders are willing to modify the Credit Agreement and the other Credit Documents as requested by the Borrowers and the Guarantors on the terms and conditions specified herein;
     WHEREAS, each Guarantor desires to evidence its agreement to the amendments and modifications set forth herein and to reaffirm its obligations under the Guaranty; and
First Amendment to Credit Agreement and other Credit Documents
(Wachovia/Arbor)

     WHEREAS, the Pledgor is a party to other Credit Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 1 and desires to evidence its agreement to the amendments and modifications set forth herein.
     NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     Section 1. Amendments to Credit Agreement.
     (a) The following new definitions are added to Section 1.1 of the Credit Agreement (to be inserted in the correct alphabetical order):
     ““Amendment No. 1” means that certain First Amendment to First Amended and Restated Credit Agreement, dated as of December 16, 2009, by and among the Borrowers, the Guarantors, the Administrative Agent and the lenders party thereto, as consented to by the Pledgor and Custodian.”
     ““Golf Terrace Mortgage Asset” means the Mezzanine Loan known as Golf Terrace in the original face amount of $5,921,700, as amended, modified, waived, supplemented, extended, restated or replaced from time to time.”
     ““Golf Terrace Intercreditor Agreement” means the Intercreditor Agreement, dated as of November 30, 2005, by and among Arbor Commercial Funding, LLC, Arbor Realty Funding, Park at Laurel Oaks Associates LLC, Laurel Oaks, LLC, TTF VI REIT, Randy Ferreira and Reuven Odel, as amended, modified, waived, supplemented, extended, restated or replaced from time to time.”
     ““Lake Shore Mortgage Asset” means the Junior Interest (Participation A-1 Interest) known as Lake Shore in the original face amount of $17,000,000, as amended, modified, waived, supplemented, extended, restated or replaced from time to time.”
     ““Lexford Mortgage Asset” means the Mortgage Asset known as Lexford in the original face amount of $30,000,000, as amended, modified, waived, supplemented, extended, restated or replaced from time to time.”
     ““Substituted Assets” means the Golf Terrace Mortgage Asset and the Lake Shore Mortgage Asset, as such Mortgage Assets are substituted in accordance with Section 2.2(e) of the Credit Agreement.”
     (b) Section 2.2(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(e) Notwithstanding anything set forth in the Credit Documents to the contrary, on the date of Amendment No. 1., each Term Loan Lender and the Administrative Agent shall permit the Borrowers to substitute the Lexford Mortgage Asset with the Substituted Assets. In connection therewith, the Borrowers shall execute and deliver a Confirmation with respect to each such Substituted Asset and otherwise satisfy the requirements of Section 2.2 and the Credit Documents in connection with the making of a Term Loan. Upon satisfaction of such conditions, the Substituted Assets shall be “Pledged Mortgage Assets” for all purposes of this Agreement and the other Credit Documents. Following the satisfaction of such conditions and such other conditions as the Administrative Agent may require in its discretion, the Administrative Agent shall release the Lexford Mortgage Asset from the Lien created by
First Amendment to Credit Agreement
(Wachovia/Arbor)

the Security Documents. For the avoidance of doubt, the Borrowers have no right to substitute any Pledged Mortgage Asset without the prior written consent of the Administrative Agent, which consent may be withheld in the discretion of the Administrative Agent.”
     (c) A new Section 2.4(b)(ix) is hereby added to the Credit Agreement as follows:
     “Notwithstanding anything set forth in the Credit Documents to the contrary, if the Lake Shore Mortgage Asset is subject to a Collateral Default prior to the occurrence of an Asset Valuation Period, the Borrowers shall pay to the Administrative Agent, within one (1) Business Day of the occurrence of such Collateral Default, fifty percent (50%) of the Allocated Term Loan Amount for the Lake Shore Mortgage Asset and, if either (A) such Collateral Default is not resolved to the Administrative Agent’s satisfaction in its discretion within ninety (90) calendar days of the occurrence of such Collateral Default or (B) (1) the Administrative Agent makes any recommendations (regardless of whether the Administrative Agent or the Borrowers have the right to make such recommendations) regarding the matters set forth in Sections 3(e) or 3(g) of the Amended and Restated Participation and Servicing Agreement, dated as of February 15, 2008 (the “Lake Shore Participation Agreement”), among Arbor Realty Participation, LLC, as the seller, Arbor Realty SR, Inc., as the participant A, and Arbor Realty Participation, LLC, as the participant B (as such agreement is modified or amended from time to time), which are not followed or (2) the Administrative Agent does not approve of an action taken by the “Seller” or any “Qualified Servicer” (in each case, as defined in the Lake Shore Participation Agreement) with respect to the Lake Shore Mortgage Asset (the actions referred to in clauses (A) and (B) hereinafter referred to as “Non-Approved Actions”), the Borrowers shall, within one (1) Business Day of the occurrence of any Non-Approved Actions, pay to the Administrative Agent the balance of the Allocated Term Loan Amount for the Lake Shore Mortgage Asset plus accrued and unpaid interest and other amounts owed with respect to the Lake Shore Mortgage Asset. If the Lake Shore Mortgage Asset is subject to a Collateral Default during an Asset Valuation Period, then the provisions of Section 2.5(b)(v) of this Agreement shall apply.”
     (d) A new Section 5.30 is hereby added to the Credit Agreement as follows:
     “Section 5.30 Golf Terrace. Within ninety (90) days of the date of Amendment No. 1, the Borrowers shall obtain the written consent from the “Senior Lender” (as defined in the Golf Terrace Intercreditor Agreement) with respect to the applicable Borrower’s pledge of the Golf Terrace Mortgage Asset to the Administrative Agent and its successors and assigns in accordance with the terms of this Agreement and the other Credit Documents, which consent shall also include confirmation that the Administrative Agent (together with its successors and assigns) is a “Loan Pledgee” under paragraph 15 of the Golf Terrace Intercreditor Agreement, as such consent is required by the terms of the Golf Terrace Intercreditor Agreement.”
     Section 2. Amendments to the Fee Letter.
     Schedule 1-B to the Fee Letter is amended and restated in its entirety with Exhibit A attached hereto.
     Section 3. Credit Documents in Full Force and Effect as Modified.
     Except as specifically modified hereby, the Credit Documents shall remain in full force and effect in accordance with their terms. All references to any Credit Document shall be deemed to mean each Credit Document as modified by this Amendment No. 1. This Amendment No. 1 shall not constitute a novation of the Credit Documents, but shall constitute modifications thereof. The parties hereto agree to be bound by the terms and conditions of the Credit Documents, as modified by this Amendment No. 1, as
First Amendment to Credit Agreement
(Wachovia/Arbor)

though such terms and conditions were set forth herein. Each of the Borrowers, the Guarantors and the Pledgor hereby ratifies the Credit Agreement and the other Credit Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and the other Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. This Amendment No. 1 is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
     Section 4. Representations.
     Each of the Borrowers, the Guarantors and the Pledgor represents and warrants, as of the date of this Amendment No. 1, as follows:
     (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;
     (b) the execution, delivery and performance by it of this Amendment No. 1 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Authority Documents or its applicable resolutions, (2) any Requirements of Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;
     (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 1 or the Fee Letter;
     (d) this Amendment No. 1 has been duly executed and delivered by it;
     (e) this Amendment No. 1 and each of the Credit Documents as modified thereby constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
     (f) the Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens subject to Permitted Liens;
     (g) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 1;
     (h) each of the Credit Documents is in full force and effect and neither the Borrowers, the Guarantors nor the Pledgor has any defense, offset, counterclaim, abatement, right of rescission or other claims, actions, causes of action, demands, damages or liabilities of any kind or nature, in all cases whether legal or equitable, available to the Borrowers, the Guarantors, the Pledgor or any other Person with respect to (i) this Amendment No. 1, the Credit Agreement, the Credit Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, (ii) the obligation of the Borrowers and the Guarantors to repay the Obligations and other amounts due under the Credit Documents or (iii) the Administrative Agent, the Lenders or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising out of or
First Amendment to Credit Agreement
(Wachovia/Arbor)

from or in any way related to or in connection with the Credit Agreement or the Credit Documents, including, without limitation, any action by such Persons, or failure of such Persons to act, under the Credit Agreement or the other Credit Documents on or prior to the date hereof; and
     (i) except as specifically provided in this Amendment No. 1, the Obligations are not reduced or modified by this Amendment No. 1.
     Section 5. Conditions Precedent.
     The effectiveness of this Amendment No. 1 is subject to the following conditions precedent: (i) delivery to the Administrative Agent of this Amendment No. 1 duly executed by each of the parties hereto; (ii) the payment of all legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent, in the amount to be set forth on a separate invoice; (iii) execution and delivery of Confirmations with respect to the Substituted Assets; and (iv) delivery to the Administrative Agent of such other documents, agreements or certifications as the Administrative Agent may reasonably require.
     Section 6. Miscellaneous.
     (a) This Amendment No. 1 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
     (b) The descriptive headings of the various sections of this Amendment No. 1 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (c) This Amendment No. 1 may not be amended or otherwise modified, waived or supplemented except as provided in the Credit Agreement.
     (d) The interpretive provisions of Sections 1.2 through 1.8 of the Credit Agreement are incorporated herein mutatis mutandis.
     (e) This Amendment No. 1 and the Fee Letter represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
     (f) THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (g) Each provision of this Amendment No. 1 shall be valid, binding and enforceable to the fullest extent permitted by Requirements of Law. In case any provision in or obligation under this Amendment No. 1 shall be invalid, illegal or unenforceable in any jurisdiction (either in its entirety or as applied to any Person, fact, circumstance, action or inaction), the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction or as applied to any Person, fact, circumstance, action or inaction, shall not in any way be affected or impaired thereby.
First Amendment to Credit Agreement
(Wachovia/Arbor)

     (h) In consideration of the Lenders and the Administrative Agent entering into this Amendment No. 1, each of the Borrowers, each of the Guarantors and the Pledgor hereby waives, releases and discharges the Administrative Agent, the Lenders and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises out of or from or in any way relating to or in connection with the Credit Agreement or the Credit Documents, including but not limited to, any action or failure to act under the Credit Agreement or the other Credit Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damage and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Credit Agreement or the other Credit Documents.
     (i) Each Guarantor (i) agrees to and consents to the terms and provisions of this Amendment No. 1, (ii) acknowledges and confirms that the Guaranty remains in full force and effect notwithstanding this Amendment No. 1, and (iii) reaffirms its obligations under the Guaranty.
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First Amendment to Credit Agreement
(Wachovia/Arbor)

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:	ARBOR REALTY FUNDING, LLC, a Delaware limited liability company
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARSR TAHOE, LLC, a Delaware limited liability company
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ART 450 LLC, a Delaware limited liability company
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY SR, INC., a Maryland corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR ESH II LLC, a Delaware limited liability company
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

[Signatures Continued on the Following Page]
First Amendment to Credit Agreement
(Wachovia/Arbor)

GUARANTORS:	ARBOR REALTY TRUST, INC., a Maryland corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY SR, INC., a Maryland corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

[Signatures Continued on the Following Page]
First Amendment to Credit Agreement
(Wachovia/Arbor)

ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent on behalf of the Lenders
	By:	/s/ John Nelson
		Name:	John Nelson
		Title:	Managing Director

LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender
	By:	/s/ John Nelson
		Name:	John Nelson
		Title:	Managing Director

[Signatures Continued on the Following Page]
First Amendment to Credit Agreement
(Wachovia/Arbor)

CONSENTED TO BY:

PLEDGOR:	ARBOR REALTY SR, INC., a Maryland corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

First Amendment to Credit Agreement
(Wachovia/Arbor)

Exhibit A
Schedule 1–B
ESH Release Amounts

ASSET	ESH RELEASE AMOUNT
26 Broadway	$2,000,000
5 Times Square	$953,343.53
1760 Third Avenue	$750,000
James Hotel Chicago	$500,000
DRA	$375,000
Alpine Asset	$9,000,000
Water Street	$500,000
First Amendment to Credit Agreement
(Wachovia/Arbor)